COLONIAL STRATEGIC INCOME FUND

                                  Class A, B, C, J and Z Shares
                          Supplement to Prospectuses dated May 1, 2000
                  (Replacing Supplements dated May 15, 2000, June 23, 2000 and
                                         August 1, 2000)

Effective July 14, 2000, the Fund changed its name to "Liberty Strategic Income Fund."

All the Fund's Prospectuses are amended as follows:

Under the caption PRIMARY INVESTMENT STRATEGIES the four bullet points regarding the Fund's investment in lower rated corporate debt securities are revised as follows:

- BB through C by Standard & Poor's Corporation o Ba through D by Moody's Investors Service, Inc.
-        a comparable rating by another nationally recognized rating service, or
- the security is unrated and the advisor believes it to be comparable in quality to securities having such ratings as noted above.

Effective August 1, 2000, the Class A contingent deferred sales charge (CDSC) and the commission schedule on purchases over $1 million changed as follows:

In the Class A, B and C share prospectus, the footnote to the table "Class A Sales Charges" under the sub-caption SALES CHARGES under the section YOUR ACCOUNT is revised as follows:

Class A shares bought without an initial sales charge in accounts aggregating $1 million to $25 million at the time of purchase are subject to a 1% CDSC if the shares are sold within 18 months of the time of purchase. Subsequent Class A purchases that bring your account value above $1 million are subject to a CDSC if redeemed within 18 months of the date of purchase. The 18 month period begins on the first day of the month following each purchase. The contingent deferred sales charge does not apply to retirement plans purchased through a fee-based program.

The following replaces the table called "Purchases Over $1 Million" under the subcaption SALES CHARGES under the section YOUR ACCOUNT:

Amount purchased                            Commission %

First $3 million                                  1.00
$3 million to less than $5 million                0.80
$5 million to less than $25 million               0.50
$25 million or more                               0.25*


* Paid over 12 months but only to the extent the shares remain outstanding.

For Class A share purchases by participants in certain group retirement plans offered through a fee-based program, financial advisors receive a 1% commission from the distributor on all purchases of less than $3 million.

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UNDERSTANDING EXPENSES
Sales Charges are paid directly by shareholders to Liberty Funds Distributor, Inc., the Fund's distributor.

Annual Fund Operating Expenses are deducted from the Fund. They include management fees, 12b-1 fees and administrative costs including pricing and custody services.

Example Expenses help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. It uses the following hypothetical conditions:

- $10,000 initial investment
- 5% total return for each year
- Fund operating expenses remain the same
- Assumes reinvestment of all dividends and distributions
- Assumes Class B shares convert to Class A shares after eight years
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In the Class A, B and C share prospectus, the Annual Fund Operating Expenses table and the Example Expenses table under the section YOUR EXPENSES are revised in their entirety as follows:



                                                     Class A     Class B     Class C
         Management fee (%)                            0.62        0.62       0.62
         ------------------------------------------ ----------- ----------- ----------
         ------------------------------------------ ----------- ----------- ----------
         Distribution and service (12b-1) fees                     0.99
         (*) (%)                                       0.24                 0.99(**)
         ------------------------------------------ ----------- ----------- ----------
         ------------------------------------------ ----------- ----------- ----------
         Other expenses (%)                            0.33        0.33       0.33
         ------------------------------------------ ----------- ----------- ----------
                                                                            1.94
         Total annual fund operating expenses (%)      1.19                 1.94(**)


         Class                               1 Year     3 Years    5 Years   10 Years
         Class A                              $591       $836      $1,100     $1,854
         ---------------------------------- ---------- ---------- ---------- ----------
         Class B:          did not sell
         your shares                          $197       $610      $1,049     $2,074
                  sold all your shares at
                  the end of the period       $697       $910      $1,249     $2,074
         ---------------------------------- ---------- ---------- ---------- ----------
         Class C:          did not sell
         your shares                          $197       $610      $1,049     $2,268
                  sold all your shares at
                  the end of the period       $297       $610      $1,049     $2,268

In the Class A, B and C share prospectus, the section DISTRIBUTION AND SERVICE FEES is revised in its entirety as follows:


Distribution and Service Fees
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The Fund has adopted a plan under Rule 12b-1 that permits it to pay the Fund's distributor marketing and other fees to support the sale and distribution of Class A, B and C shares and certain services provided to you by your financial advisor. The annual service fee is calculated by adding (1) 0.15% on net assets attributable to shares issued prior to January 1, 1993 and (2) 0.25% on net assets attributable to shares issued thereafter. This arrangement results in a rate of service fee payable by the Fund that is a blend between the 0.15% and 0.25% rates. For the fiscal year ended December 31, 1999, the service fee was 0.24% of the Fund's average net assets. The annual distribution fee may equal up to 0.75% for each of Class B and Class C shares. Distribution and service fees are paid out of the assets of these classes. The distributor has voluntarily agreed to waive a portion of the Class C share distribution fee so that it does not exceed 0.60% annually. Over time, these fees may reduce the return on your investment and may cost you more than paying other types of sales charges. Class B shares automatically convert to Class A shares after a certain number of years, eliminating the distribution fee upon conversion. Conversion may occur three, four or eight years after purchase, depending on the program you purchased your shares under. See "Your Account; Sales Charges" in the Prospectus for the conversion schedule applicable to Class B shares.

716-36/617C-0800                                                August 21, 2000